NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$170,200.00	04-17-2020	04-17-2022	20207528	C4 / 001	G1749210	TAC	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: GeoVax, Inc.
1900 Lake Park Dr SE
Smyrna, GA 30080-7648

Lender: First American Bank and Trust Company
Lawrenceville Branch
235 West Crogan Street
Lawrenceville, GA 30046
(706) 354-4070

SBA Loan #: 66041470-10 **Date: 4/17/2020**

Interest Rate: 1 percent per annum

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of 170,200.00 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

"CARES Act" means Coronavirus Aid, Relief, and Economic Security Act, as well as any related sections of such statute, and any regulations promulgated thereunder or requirements of the SBA (as defined herein), as any such may be further amended.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower.

"SBA" means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments in lawful money of the United States of America by check or by wire transfer in immediately available funds at the place Lender designates. The payment terms for this Note are as follows:

A. Term: The term of this Note is two (2) years from the date of this Note. The then outstanding principal under this Note, together with any accrued and unpaid interest, and any and all costs, fees and expenses then outstanding, will be due and payable on such date unless forgiven as hereinafter set forth.

B. Interest: Interest will accrue at a rate per annum equal to the interest rate set forth above on the outstanding unpaid principal balance of the Loan from the date of this Note until paid in full. The annual interest rate shall be calculated for the actual days elapsed on the basis of a 365 or 366 day year.

C. Deferral: No payments of principal or interest shall be due for the period of time of 180 days after the disbursement date of the Loan ("Deferral Period"). Interest on the outstanding unpaid principal will continue to accrue during the Deferral Period.

D. Amortization Payments: After the Deferral Period, Borrower will be required to make monthly payments of principal and interest, each in the amount of $9,578.16 per month, commencing on November 17, 2020 and continuing on the same day of each month thereafter. If a portion of the Loan is forgiven as contemplated below, the Lender shall be authorized to recalculate the amount of each remaining monthly amortization payment so that the unforgiven portion of the Loan shall be fully amortized by the end of the term of the Note, and shall provide the Borrower with notice of the updated monthly amortization payment.

E. Payments Generally: All payments under this Note shall be made without any set-off, counterclaim or deduction whatsoever, and Borrower hereby irrevocably waives all rights of set-off, counterclaim and deduction. Any payment otherwise due hereunder on a date that is not a business day shall be payable on the next following business day. Each such payment shall be applied first, to all then accrued and unpaid interest, next to the outstanding principal amount of the Loan, and then to any other amounts owing to Lender hereunder.

F. Prepayment: Notwithstanding any provision in this Note to the contrary, Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent (20%) and the Loan has been sold on the secondary market, Borrower must: (i) give Lender written notice; (ii) pay all accrued interest; and (iii) if the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under (ii) of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

G. Loan Forgiveness: Borrower will have the opportunity to apply to Lender to have the principal amount of the Loan reduced based upon certain information Borrower will be required to provide to Lender. Upon Borrower's request, Lender will provide the instructions on how to apply for loan forgiveness.

H. Late Fee. If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to five percent (5%) of the unpaid portion of the regularly scheduled payment. Such late fee shall not constitute a consent by Lender Borrower's failure to timely make any required payment hereunder, and Lender retains any and all of its other rights and remedies under this Note or otherwise arising out of any such failure.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

D. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

E. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this

Note;

F. Fails to pay any taxes when due;

G. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

H. Has a receiver or liquidator appointed for any part of their business or property;

I. Makes an assignment for the benefit of creditors;

J. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

K. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

L. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower;

C. File suit and obtain judgment; and

D. Exercise any and all of its other rights and remedies under applicable law.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

B. Release anyone obligated to pay this Note; and

C. Take any action necessary collect amounts owing on this Note.

7. CERTAIN ACKNOWLEDGMENTS AND AGREEMENTS OF BORROWER.

Borrower acknowledges that forgiveness of the Loan evidenced by this Note shall be determined by Lender in accordance with applicable law, and that some or all of the Loan may not be forgiven, and that if and to the extent that Lender does not forgive the Loan, then Borrower will owe to Lender the outstanding amount of principal and interest on the Loan. Borrower recognizes and acknowledges that guidance setting forth the conditions precedent to forgiveness has not been finalized, and that as a result forgiveness may be materially more difficult to obtain than currently contemplated. Borrower further acknowledges and agrees that Lender has made no representation, warranty or commitment to Borrower as to the forgiveness of the Loan, and Borrower agrees that it shall not have any claim against Lender for any loss, injury or damage it may suffer if all or any portion of the Loan is not forgiven. Borrower will indemnify and hold harmless Lender from and against all claims, demands, debts, obligations, judgments, settlements, or charges (including, without limitation, reasonable attorneys' fees and disbursements) which arise out of or result from Borrower breach or alleged breach of any obligations, representations, or warranties hereunder, under any application for the Loan, or under any related agreement, document or instrument.

Borrower further acknowledges and agrees that all information supplied by it in connection with its application for the Loan evidenced by this Note was assembled and compiled exclusively by Borrower, that Borrower did not rely on any assistance or advice from Lender in assembling or compiling such information, and that Borrower consulted with and relied upon its own advisors as it deemed necessary or appropriate to compile and assemble all of such information.

Borrower understands, acknowledges and agrees that Lender can share the tax information with SBA and SBA's authorized representatives, including authorized representatives of the SBA Office of Inspector General, for the purpose of compliance with the SBA Loan Program Requirements and all SBA reviews.

The terms of the Borrower Paycheck Protection Program Borrower Application Form (SBA Form 2483) completed and executed by Borrower are incorporated herein for all purposes. It is the express intention of Borrower and Lender that the Loan and this Note at all times conform to the terms, conditions and requirements of the CARES Act and all applicable rules and regulations. Borrower acknowledges that Lender has relied, and will rely, in good faith on the certifications, representations, warranties, covenants and acknowledgments herein, in this Note, the application for this Loan submitted by Borrower, any application for forgiveness of the loan and all related agreements, documents and instruments.

Borrower acknowledges that the SBA and other governmental agencies may issue further guidance, and may amend, modify or eliminate existing guidance, relating to the CARES Act that may have a material impact on the Loan and this Note. Borrower agrees to fully cooperate in the correction, if necessary, in the reasonable discretion of Lender, of any and all loan closing documents so that all documents accurately describe the Loan. Borrower further agrees to execute any additional documents that Lender may from time to time deem to be required by the SBA, the CARES Act or any applicable rules and regulations, including, without limitation, any note or similar instrument required to substitute and replace this Note. To the extent that any provision of this Note is in contravention of the CARES Act or any applicable rules and regulations, this Note will be modified without further action by Lender or Borrower such that it complies with the Regulations.

8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY BORROWER

Borrower represents, warrants and agrees as follows:

A. The proceeds of the Loan will not be used by Borrower primarily for personal, family or household purposes;

B. Borrower is duly organized, validly existing and in good standing in its jurisdiction of incorporation or formation; that it has all necessary power and authority to execute, deliver and perform its obligations under this Note. Borrower's execution, delivery and performance of its obligations under this Note have been duly authorized by all necessary company action. This Note constitutes the legal, valid and binding obligation of Borrower, and is enforceable against Borrower in accordance with its terms. Borrower's execution, delivery and performance of this Note will not result a breach or default under any other agreement to which Borrower is a party;

C. Borrower has certified to Lender that it was in operation on February 15, 2020 and had employees for whom Borrower paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC;

D. Borrower has certified to Lender that it is eligible to receive a loan under the Section 1002 of the CARES Act and all related rules and regulations;

E. Borrower (i) is an independent contractor, eligible self-employed individual, or sole proprietor; or (ii) a business that (a) employs no more than the greater of (x) 500 employees or, (y) if applicable, the size standard in number of employees established by the SBA for the industry in which the Borrower operates as set forth in 13 C.F.R. § 121.201; or (b) is a "small business concern" as defined by the Small Business Act and SBA regulations;

F. If applicable, Borrower has represented to Lender that it is a franchise that is listed in the SBA's Franchise Directory;

G. Borrower has certified that the principal place of residence for all employees included in its payroll calculation is the United States;

H. Borrower has read the Statements Required by Law and Executive Order included with the Borrower's SBA Loan Application and Borrower understands them;

I. Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower is subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or is presently incarcerated, or on probation or parole;

J. Neither Borrower (if an individual) nor any individual owning twenty percent (20%) or more of the equity of Borrower has within the last 5 years, for any felony: (i) been convicted, (ii) pleaded guilty, (iii) pleaded nolo contendere, (iv) been placed on pretrial diversion, or (v) been placed on any form of parole or probation (including probation before judgment);

K. Neither Borrower nor any owner (as defined in Borrower's SBA Form 2483) is presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any federal department or agency, or presently involved in any bankruptcy;

L. Neither Borrower nor any of its owners, nor any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other federal agency that is currently delinquent or has defaulted in the last seven (7) years and caused a loss to the government;

M. Since the date of Borrower's application, there has been no change in the ownership of Borrower;

N. No officer, director, owner of more than 10 percent of the equity, or key employee of Borrower is an officer, director, key employee, or holder of 10 percent or more of the value of the Lender's stock or debt instruments, or an Agent (as defined in 13 C.F.R. 103.1) involved in the loan process;

O. Borrower will use the proceeds of the Loan only for purposes permitted by the CARES Act and applicable laws, rules and regulations; and

P. Borrower will maintain appropriate books and records and maintain all information required in connection with the CARES Act and the related rules and regulations and will provide such information from time to time as may be requested by Lender.

9. APPLICABLE LAW:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law. When the Lender is the holder, unless federal law applies, this Note is governed by the law of the State of New York, other than its conflict of law provisions. LENDER AND BORROWER HEREBY WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY.

10. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower includes its successors and assigns, and Lender includes its successors and assigns. Lender may assign or transfer, in whole or in part, conditionally or otherwise, any interest in this Note with or without the consent of Borrower. Borrower shall not assign or transfer this Note to any person or entity without the consent of Lender.

11. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower must sign all documents necessary at any time to comply with the Loan Documents

C. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

D. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

E. If any part of this Note is unenforceable, all other parts remain in effect.

F. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower further waives the right to require the holder of this Note to confirm any foreclosure sale as a condition for taking action to collect on this Note.

BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower as of the date set forth above.

BORROWER:

GEOVAX, INC.

By:______________________________**(Seal)**
MARK WAYNE REYNOLDS, Chief Financial Officer of GeoVax, Inc.